GENU
THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

[GENUITY LOGO APPEARS HERE]

GENUITY INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CLASS A COMMON STOCK

CUSIP
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                                 GENUITY INC.


transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to the provisions of the Amended and Restated Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:

/s/ D.P. O'Brien
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER AND TREASURER

GENUITY INC. CORPORATE SEAL DELAWARE 1997.

/s/ Paul R. Gudonis
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
/s/ Charles V. Romin
AUTHORIZED SIGNATURE

                                 GENUITY INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-
TEN ENT - as tenants by the entireties                    ----------
JT TEN  - as joint tenants with right                       (Cust)
          of survivorship and not as
          tenants in common             Custodian
                                                  -------------
                                                     (Minor)

                                                   under Uniform Gifts to Minors
                                                   Act
                                                       ------------
                                                         (State)

    Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

For value received,                      hereby sell, assign, and transfer unto
                    ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ---------------------------      ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.